UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8—K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 6, 2007
Metal Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-33044	94-2835068

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 N. LaSalle Street., Suite 550, Chicago, Illinois	60610

(Address of Principal Executive Offices)	(Zip Code)
(312) 645-0700

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre—commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre—commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On November 7, 2007 in Australia, Metal Management, Inc. (the “Company”) conducted a conference call to discuss its financial results for the Company’s second quarter ended September 30, 2007. A copy of the transcript of the conference call is attached as Exhibit 99.1 hereto and incorporated by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for any purposes of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
A number of the matters discussed in this transcript that are not historical or current facts deal with potential future circumstances and developments, in particular, information regarding the new company, including expected synergies from the merger of Sims and Metal Management, combined operating and financial data, competitive strengths, growth opportunities and whether and when the transactions contemplated by the merger agreement will be consummated. The discussion of such matters is qualified by the inherent risk and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: the failure to realize capital and operating expense synergies in the timeframe expected or at all; the merger may involve unexpected costs or liabilities; the result of the review of the proposed merger by various regulatory agencies, and any conditions imposed on the new company in connection with the consummation of the merger; approval of the merger by the stockholders of Metal Management and satisfaction of various other conditions to the closing of the merger contemplated by the merger agreement; and the risks that are described from time to time in Sims’ and Metal Management’s respective reports filed with the Australian Securities Exchange and the United States Securities and Exchange Commission, including Metal Management’s annual report on Form 10-K for the year ended March 31, 2007 and quarterly report on Form 10-Q for the quarter ended September 30, 2007 as such reports may have been amended. This transcript speaks only as of its date, and Metal Management disclaims any duty to update the information herein.
Additional Information and Where to Find It
In connection with the proposed transaction, a registration statement on Form F-4 will be filed with the SEC. METAL MANAGEMENT SHAREHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The final proxy statement/prospectus will be mailed to shareholders of Metal Management. Investors and security holders will be able to obtain the documents free of charge at the Securities and Exchange Commission’s website, www.sec.gov or from Metal Management Investor Relations at 312-644-8205 or www.mtlm.com.
Participants in Solicitation
Metal Management and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning Metal Management’s participants is set forth in the proxy statement dated July 30, 2007 for Metal Management’s 2007 annual meeting of shareholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants in Metal Management in the solicitation of proxies in respect of the merger will be included in the registration statement and proxy statement/prospectus to be filed with the SEC.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
               99.1      Conference Call Transcript, dated November 7, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metal Management, Inc.
November 7, 2007	By:	/s/ Robert C. Larry
		Name:	Robert C. Larry
		Title:	Executive Vice President and Chief Financial Officer